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                       THE GUARDIAN SMALL CAP STOCK FUND

                        Supplement dated March 15, 2001
                        to Prospectus dated May 1, 2000



Please retain this supplement for future reference.

Under "Fund Management - Portfolio Manager" in the prospectus, the description should read as follows:

     Effective March 12, 2001, the Fund is managed by a team of investment professionals, all of whom are employees of Guardian Life. Each team member has specific responsibilities with respect to sector analysis, overall sector allocations and strategic direction.